SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2000

                                   ----------

                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


                Delaware                                   133645702
    (State or other jurisdiction of             (I.R.S. Employer Identification
     incorporation or organization)                         Number)


                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Item 5.  Other Events.......................................................3

Item 7. Exhibit.............................................................3

Signature...................................................................4

Exhibit 99.1................................................................5

Item 5. OTHER EVENTS

        On February 14, 2000, the Company sent the anti-dilution notice attached to this Form as Exhibit 99.1 to all holders of the Company's Class A and Class B Warrants.


Item 7. EXHIBIT

        99.1 Anti-dilution notice sent to holders of Class A and Class B Warrants on February 14, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2000

                                           INTERNET COMMERCE CORPORATION


                                           /s/ Walter M. Psztur
                                           -------------------------------------
                                           Walter M. Psztur
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)